                                                                      Exhibit 24


                               POWER OF ATTORNEY


      We, the undersigned officers and directors of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Charles D. Gerlinger our true and lawful attorneys with full power to sign for us, and in our names in the capacities indicated below, the Registration Statement filed with the Securities and Exchange Commission for the purpose of registering certain shares of Common Stock of Cabot Corporation, $1.00 par value, to be issued pursuant to the Equity Incentive Plan and any and all amendments thereto and hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Rgistration Statement and to any and all amendments thereto.

      WITNESS our hands and common seal on the date set forth below.


     Signature                  Title                         Date
     ---------                  -----                         ----
  /S/Samuel W. Bodman       Director, Chairman of        May 13, 1994
  ----------------------    the Board, President and
  Samuel W. Bodman          Chief Executive Officer
                            (Principal Executive Officer)

  /S/John G.L. Cabot        Director, Vice Chairman      May 13, 1994
  ----------------------    of the Board and Chief
  John G.L. Cabot           Financial Officer
                            (Principal Financial Officer)

  /S/William R. Thompson    Vice President and           May 13, 1994
  ----------------------    Controller
  William R. Thompson       (Principal Accounting
                            Officer)


  /S/Damaris Ames           Director                     May 13, 1994
  ----------------------
  Damaris Ames


  /S/Jane C. Bradley        Director                     May 13, 1994
  ----------------------
  Jane C. Bradley


  /S/Kennett F. Burnes      Director and Executive       May 13, 1994
  ----------------------    Vice President
  Kennett F. Burnes



  /S/Robert A. Charpie      Director                     May 13, 1994
  ----------------------
  Robert A. Charpie

     Signature                  Title                         Date
     ---------                  -----                         ----
  /S/John D. Curtin, Jr.    Director and Executive       May 13, 1994
  ------------------------  Vice President
  John D. Curtin, Jr.


  /S/Robert P.Henderson     Director                     May 13, 1994
  ------------------------
  Robert P. Henderson


  /S/Arnold S. Hiatt        Director                     May 13, 1994
  ------------------------
  Arnold S. Hiatt


                            Director                     May 13, 1994
  ------------------------
  Gerrit Jeelof


                            Director                     May 13, 1994
  ------------------------
  John H. McArthur


  /S/John F. O'Brien        Director                     May 13, 1994
  ------------------------
  John F. O'Brien


  /S/David V. Ragone        Director                     May 13, 1994
  ------------------------
  David V. Ragone


  /S/Charles P. Siess, Jr.  Director                     May 13, 1994
  ------------------------
  Charles P. Siess, Jr.


  /S/Morris Tanenbaum       Director                     May 13, 1994
  ------------------------
  Morris Tanenbaum